EXHIBIT 99.2

                             ORGANIC SOILS.COM, INC.
               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  INTRODUCTION


The following unaudited pro forma condensed financial statements give effect to the proposed merger of Inhibetex Therapeutics, Inc. ("Inhibetex") and Organic Soils.com, Inc. ("Organic Soils.com") as of their respective balance sheet dates; March 31, 2005 (Organic Soils.com) and April 30, 2005 (Inhibetex).

The unaudited pro forma condensed balance sheet is presented as if the transaction was consummated at the end of the period presented.

The unaudited pro forma condensed statement of operations is presented as if the transaction was consummated at the beginning of the periods presented.

The unaudited pro forma condensed financial statements should be read in conjunction with the accompanying notes and the separate audited financial statements and notes thereto of each of the companies included in the pro forma as of the balance sheet date and their respective year-ends; December 31, 2004 (Organic Soils.com) and January 31, 2005 (Inhibetex), and their respective three-month ends; March 31, 2005 (Organic Soils.com) and April 30, 2005 (Inhibetex).

The unaudited pro forma condensed statement of operations may not be indicative of the results that actually would have occurred if the transaction had been effective on the dates indicated nor are they results that may be obtained in the future.

ORGANIC SOILS.COM, INC.
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
--------------------------------------------------------------------------------

                                                      Historical
                                                ----------------------
                                                March 31,    April 30,
                                                  2005         2005
                                                ---------    ---------
                                                 Organic                        Pro Forma    Unaudited
                                                Soils.com    Inhibetex         Adjustments   Pro Forma
                                                ---------    ---------          ---------    ---------
ASSETS
   Cash                                         $   1,481    $  17,959          $    --      $  19,440
   Prepaid assets                                    --         66,667               --         66,667
                                                ---------    ---------          ---------    ---------

TOTAL ASSETS                                    $   1,481    $  84,626          $    --      $  86,107


        LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts and Notes Payable, Related Party    $   5,673    $ 147,799          $    --      $ 153,472
   Accounts and Notes Payable, Other               34,883       44,447               --         79,330
   Convertible Notes Payable                         --        224,585               --        224,585
   Accrued interest                                 5,229       10,079               --         15,308
                                                ---------    ---------          ---------    ---------

TOTAL CURRENT LIABILITIES                          45,785      426,910               --        472,695
                                                ---------    ---------          ---------    ---------


TOTAL LIABILITIES                                  45,785      426,910               --        472,695
                                                ---------    ---------          ---------    ---------

STOCKHOLDERS' DEFICIT
   Preferred Stock                                   --           --                 --           --
   Common Stock                                     2,323        1,040   (A)       10,088       13,451
   Additional Paid-in Capital                     284,227      381,060   (A)     (340,942)     324,345
   Retained Deficit                              (330,854)    (724,384)  (A)      330,854     (724,384)
                                                ---------    ---------          ---------    ---------

TOTAL STOCKHOLDERS' DEFICIT                       (44,304)    (342,284)              --       (386,588)
                                                ---------    ---------          ---------    ---------

TOTAL LIABILITIES AND
   STOCKHOLDERS' DEFICIT                        $   1,481    $  84,626           $   --      $  86,107
                                                =========    =========          =========    =========

        See notes to unaudited pro forma condensed financial statements.

ORGANIC SOILS.COM, INC.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Organic Soils.com, Inc for the year ended December 31, 2004
Inhibetex Therapeutics, Inc. for the period from May 11, 2004 (Inception) through January 31, 2005

                                               Organic                           Pro Forma      Unaudited
                                              Soils.com      Inhibetex           Adjustments    Pro Forma
                                             -----------    -----------          -----------   ------------
OPERATING EXPENSES
   Research and Development                  $      --      $   150,000          $      --     $    150,000
   General and Administrative:
      Related party                                 --          368,875                 --          368,875
     Other                                        13,172          9,306                 --           22,478
   Stock based compensation                         --            1,000                 --            1,000
                                             -----------    -----------          -----------   ------------

TOTAL OPERATING EXPENSES                          13,172        529,181                 --          542,353
                                             -----------    -----------          -----------   ------------

OPERATING LOSS                                   (13,172)      (529,181)                --         (542,353)

OTHER INCOME (EXPENSE)
   Interest Expense                               (2,532)        (5,438)                --           (7,970)
   Other Income                                       33           --                   --               33
                                             -----------    -----------          -----------   ------------

TOTAL OTHER INCOME (EXPENSE)                      (2,499)        (5,438)                --           (7,937)
                                             -----------    -----------          -----------   ------------

NET LOSS                                     $   (15,671)   $  (534,619)         $      --     $   (550,290)
                                             ===========    ===========          ===========   ============

Net Loss per Common Share                    $     (0.01)   $   (114.82)         $      --     $      (0.04)
                                             ===========    ===========          ===========   ============

Weighted Average Common Shares Outstanding     2,323,000          4,656  (B)      11,123,344     13,451,000
                                             ===========    ===========          ===========   ============

        See notes to unaudited pro forma condensed financial statements.

ORGANIC SOILS.COM, INC.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Organic Soils.com, Inc for the three months ended March 31, 2005 Inhibetex Therapeutics, Inc. for the three months ended April 30, 2005

                                               Organic                           Pro Forma      Unaudited
                                              Soils.com      Inhibetex           Adjustments    Pro Forma
                                             -----------    -----------          -----------   ------------
OPERATING EXPENSES
   Research and Development                  $        -     $    75,000          $        -    $     75,000
   General and Administrative:
      Related party                                   -          55,300                   -          55,300
     Other                                            14         53,865                   -          53,879
   Stock based compensation                           -              -                    -              -
                                             -----------    -----------          -----------   ------------

TOTAL OPERATING EXPENSES                              14        184,165                   -         184,179
                                             -----------    -----------          -----------   ------------

OPERATING LOSS                                       (14)      (184,165)                  -        (184,179)

OTHER INCOME (EXPENSE)
   Interest Expense                                 (971)        (5,599)                  -          (6,570)
   Other Income                                       11             -                    -              11
                                             -----------    -----------          -----------   ------------

TOTAL OTHER INCOME (EXPENSE)                        (960)        (5,599)                  -          (6,559)
                                             -----------    -----------          -----------   ------------

NET LOSS                                     $      (974)   $  (189,764)         $        -    $   (190,738)
                                             ===========    ===========          ===========   ============

Net Loss per Common Share                    $     (0.00)   $     (1.85)         $        -    $      (0.01)
                                             ===========    ===========          ===========   ============

Weighted Average Common Shares Outstanding     2,323,000        102,800  (B)      11,025,200     13,451,000
                                             ===========    ===========          ===========   ============

        See notes to unaudited pro forma condensed financial statements.

                             ORGANIC SOILS.COM, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


REORGANIZATION

Effective May 19, 2005, Organic Soils.com, Inc. (Organic Soils.com) entered into an Agreement and Plan of Reorganization with Inhibetex Therapeutics, Inc. (Inhibetex) a Colorado based company that engages in the discovery and development of novel cancer therapies. The Agreement provides for the reorganization of Inhibetex with Organic Soils.com, with the surviving entity adopting the name Inhibiton Therapeutics, Inc. In connection with the Agreement, Organic Soils.com would acquire all of the issued and outstanding common shares of Inhibetex, on a fully-diluted basis, in exchange for 11,128,000 shares of Organic Soils.com common stock. At the closing of the Agreement, the current shareholders of Inhibetex would own approximately 82.7% of the outstanding common stock of Organic Soils.com, resulting in a change in control.

This acquisition will be treated as a recapitalization of Inhibetex, with Organic Soils.com as the legal surviving entity. Since Organic Soils.com had, prior to the recapitalization, minimal assets and no operations, the recapitalization will be accounted for as the sale of 2,323,000 shares of Organic Soils.com common stock for net liabilities of Inhibetex. Costs of the transaction will be charged to the period in which they are incurred.

PRO FORMA ADJUSTMENTS

A. To adjust the stockholders' equity to reflect the recapitalization of Inhibetex with 13,451,000 shares outstanding and the equity of Organic Soils.com closed out into the additional paid-in capital of Inhibetex following the transaction.

B. To adjust the weighted average common shares outstanding to reflect the 13,451,000 shares outstanding following the transaction.